SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 29, 2008
LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York		10119-4015

(Address of Principal Executive Offices)		(Zip Code)
(212) 692-7200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1: FOURTH SUPPLEMENTAL INDENTURE
EX-10.1: FORM OF AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
EX-10.2: AMENDED AND RESTATED LEXINGTON RABBI TRUST
EX-10.3: FORM OF SHARE OPTION AWARD AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
On December 31, 2008, Lexington Realty Trust (the “Trust”) entered into a Fourth Supplement Indenture, dated as of December 31, 2008, among the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. and certain subsidiary guarantors of the Trust and U.S. Bank National Association, as trustee, which supplements the Indenture dated as of January 29, 2007, as supplemented by the First Supplemental Indenture, dated as of January 29, 2007, the Second Supplemental Indenture, dated as of March 9, 2007, and the Third Supplemental Indenture, dated as of June 19, 2007 (collectively, the “Indenture”)
The Fourth Supplemental Indenture provides for the assumption by the Trust of The Lexington Master Limited Partnership, the original issuer under the Indenture, following the merger of The Lexington Master Limited Partnership with and into the Trust, as described in more detail in Item 8.01 of this Current Report on Form 8-K, or this Current Report. The Indenture governs the terms of the Trust’s 5.45% Exchangeable Guaranteed Notes due 2027.
The foregoing description is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section 409A Amendments
On December 31, 2008, in connection with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), the Trust entered into separate amendments to the Employment Agreements (each an “Amendment” and collectively, the “Amendments”) with each of E. Robert Roskind, the Trust’s Chairman, T. Wilson Eglin, the Trust’s Chief Executive Officer, President and Chief Operating Officer, Richard J. Rouse, the Trust’s Vice Chairman and Chief Investment Officer, and Patrick Carroll, the Trust’s Executive Vice President, Chief Financial Officer and Treasurer (collectively, the “Executives”). The Amendments amend the employment agreements of each of the Executives to bring such employment agreements into compliance with the final regulations issued under Section 409A.
In addition, on December 31, 2008, the Lexington Rabbi Trust, dated as of January 26, 1999, as amended, was amended and restated in its entirety to bring it into compliance with Section 409A.
Attached as Exhibits 10.1 and 10.2 to this Current Report are copies of the form of Amendment and the Amended and Restated Lexington Rabbi Trust. The descriptions of the Amendments and the Amended and Restated Lexington Rabbi Trust do not purport to be complete and are qualified in their entirety by reference to the copies attached as exhibits.
Executive Compensation
As previously disclosed, on April 14, 2008, the Compensation Committee of the Board of Trustees of the Trust implemented the 2008 executive compensation program, which consists of (1) a base salary, (2) an annual cash incentive opportunity, and (3) an annual long-term incentive opportunity. A detailed description of the 2008 executive compensation program is set forth in the Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2008 and the Trust’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2008.
In accordance with the 2008 executive compensation program, the Compensation Committee, after consultation with FPL Associates L.P., an independent compensation consultant, granted the following annual cash and long-term incentive awards:

		2008 Annual
		Long-Term
	2008 Annual Cash	Incentive
Name and Title	Incentive Award	Award Value
T. Wilson Eglin	$350,000	$350,000
Patrick Carroll	$255,000	$255,000
E. Robert Roskind	$220,000	$220,000
Richard J. Rouse	$230,000	$230,000

1

     A portion of the annual cash incentive award equal to one twenty-fourth of the executive’s base salary was paid in cash pursuant to existing company practice on December 15, 2008. The remainder of the annual cash incentive award is payable on January 15, 2009.
     The annual long-term awards were granted under the Lexington Realty Trust 2007 Equity-Based Award Plan and consist of non-vested common shares, which will vest in full or in part on December 31, 2013, assuming the Trust’s annual total shareholder return, or TSR, with respect to an annual period, either equals or exceeds (1) 10% or (2) the average return of the MSCI US REIT INDEX. The formula incorporates a carryback/carryforward feature for any excess TSR. The vesting of the annual long-term incentive awards may accelerate upon certain events.
     The number of non-vested common shares to be issued was determined by dividing (x) the value of the annual long-term incentive award by (y) the closing price of the common shares on the New York Stock Exchange on December 31, 2008, which was $5.00 per share. The non-vested common shares are entitled to voting rights and receive dividends.
     The long-term incentive award granted to each executive is governed by a non-vested share agreement. The form of non-vested share agreement was filed as Exhibit 10.2 to the Trust’s Current Report on Form 8-K filed on January 3, 2007, which is incorporated into this Current Report by reference. This Current Report describes certain terms of these non-vested share agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.
     In addition to the annual cash and long-term incentive awards, the Compensation Committee granted long-term incentive awards under the Lexington Realty Trust 2007 Equity-Based Award Plan consisting of options to purchase common shares of the Trust, as follows:

Number of Common
Shares Underlying
Name and Title	Share Option Award
T. Wilson Eglin	467,500
Patrick Carroll	233,800
E. Robert Roskind	289,900
Richard J. Rouse	233,800
     The share option awards (1) have an exercise price of $5.60 per share; (2) vest (i) 50% following a twenty (20) day trading period where the average closing price of a common share of the Trust on the New York Stock Exchange (“NYSE”) is $8.00 or higher and (ii) 50% following a twenty (20) day trading period where the average closing price of a common share of the Trust on the NYSE is $10.00 or higher; (3) may only be exercised while continuously employed by the Trust; and (4) terminate in 10 years from the grant date.
     The share option award granted to each executive is governed by a share option agreement. The form of share option agreement is filed as Exhibit 10.3 to this Current Report.

This Current Report describes certain terms of these non-vested share agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.
Item 8.01. Other Events.
On December 29, 2008, the holders of a majority of each class of units of limited partner interests in The Lexington Master Limited Partnership approved the Agreement and Plan of Merger, dated as of November 24, 2008, by and among theTrust and The Lexington Master Limited Partnership, and the transactions contemplated thereby, including the merger of The Lexington Master Limited Partnership with and into the Trust. The merger was consummated on December 31, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
4.1	Fourth Supplemental Indenture

10.1	Form of Amendment No. 1 to Employment Agreements with E. Robert Roskind, T. Wilson Eglin, Richard J. Rouse and Patrick Carroll

10.2	Amended and Restated Lexington Rabbi Trust

10.3	Form of Share Option Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: January 2, 2009	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index
4.1	Fourth Supplemental Indenture

10.1	Form of Amendment No. 1 to Employment Agreements with E. Robert Roskind, T. Wilson Eglin, Richard J. Rouse and Patrick Carroll

10.2	Amended and Restated Lexington Rabbi Trust

10.3	Form of Share Option Award Agreement